U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2006

SULPHCO, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-32636	88-0224817
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

850 Spice Islands Drive, Sparks, NV 89431
(Address of principal executive offices)

(775)-829-1310
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On August 2, 2006, SulphCo, Inc. issued a press release regarding a Memorandum of Understanding it entered into with Pierson Capital International, Ltd of Hong Kong providing for its appointment as advisor and coordinator for operational logistics and commercial marketing.  A copy of the press release and the Memorandum of Understanding are included in this report and incorporated herein as Exhibits 99.1 and 99.2, respectively.

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated August 2, 2006.
99.2	Memorandum of Understanding dated August 1, 2006, by and between SulphCo, Inc. and Pierson Capital International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SULPHCO, INC. (Registrant)

Date: August 2, 2006	By:	/s/ Loren J. Kalmen

Loren J. Kalmen Chief Financial Officer

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